EX-99.1


(Official Form 1) (01/08)


United States Bankruptcy Court
Southern District of New York

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
Lehman Brothers Holdings Inc.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all):
EIN # 13-3216325

Street Address of Debtor (No. and Street, City, and State):
745 Seventh Avenue
New York, New York                                 ZIP CODE  10019

County of Residence or of the Principal Place of Business: New York


Mailing Address of Debtor (if different from street address): N/A

                                                    ZIP CODE
          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):
N/A

All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names): N/A


Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all): N/A


Street Address of Joint Debtor (No. and Street, City, and State): N/A

                                                    ZIP CODE

County of Residence or of the Principal Place of Business: N/A


Mailing Address of Joint Debtor (if different from street address): N/A

                                                    ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):

                                                    ZIP CODE
--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box.)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box.)

|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other

Financial Services
-Exempt Entity
(Check box, if applicable.)
|_| Debtor is a tax-exempt organization under Title 26 of United States Code (Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)

| |  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or house-hold purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)

|X|  Full Filing Fee attached
|_| Filing Fee to be paid in installments (applicable to individuals only) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_| Debtor is a small business debtor as defined in 11 U.S.C. Section 101(51D). |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. Section 1126(B).

--------------------------------------------------------------------------------

  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors(Consolidated with affiliates)

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      | |       |_|     |_|       |X|



Estimated Assets(Consolidated with affiliates)
|_|$0 to   |_|$50,001 to |_|$100,001 to |_|$500,001 to |_|$1,000,001 to
   $50,000    $100,000      $500,000       $1 million     $10 million



Estimated Assets(Consolidated with affiliates) (continued)
|_|$10,000,001 |_|$50,000,001 to |_|$100,000,001 to |_|$500,000,001 to |X|More than
 to $50 million   $100 million      $500 million       $1 billion         $1 billion




Estimated Liabilities(Consolidated with affiliates)

|_|$0 to   |_|$50,001 to |_|$100,001 to |_|$500,001 to |_|$1,000,001 to
   $50,000    $100,000      $500,000       $1 million     $10 million


Estimated Liabilities(Consolidated with affiliates) (continued)

|_|$10,000,001 |_|$50,000,001 to |_|$100,000,001 to |_|$500,000,001 to |X|More than
to $50 million  $100 million      $500 million       $1 billion         $1 billion



THIS SPACE IS FOR COURT USE ONLY


(page)


(Official Form 1) (01/08)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s): Lehman Brothers Holdings Inc.

--------------------------------------------------------------------------------
All Prior Bankruptcy Case Filed Within Last 8 Years (If more than two, attach additional sheet.)
--------------------------------------------------------------------------------

Location
Where Filed: N/A


Case Number: N/A


Date Filed: N/A


Location
Where Filed: N/A


Case Number: N/A


Date Filed: N/A


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this
Debtor (If more than one, attach additional sheet.)
--------------------------------------------------------------------------------

Name of Debtor:


Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|X|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_| Yes, and Exhibit C is attached and made a part of this petition. |X| No. (see exhibit attached hereto)

--------------------------------------------------------------------------------
Exhibit D
NOT APPLICABLE

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box.)

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|_| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Certification by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes)
NOT APPLICABLE

|_| Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)


        (Name of landlord that obtained judgment)

        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

|_| Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. Section 362(1)).

(page)


(Official Form 1) (01/08)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s): Lehman Brothers Holdings Inc.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney*

X /s/ Harvey R. Miller
  Signature of Attorney for Debtor(s)

  Harvey R. Miller, Esq.
  Richard P. Krasnow, Esq.
  Lori R. Fife, Esq.
  Shai Y. Waisman, Esq.
  Jacqueline Marcus, Esq.
  Printed Name of Attorney for Debtor(s)

  Weil, Gotshal & Manges LLP
  Firm Name

  767 Fifth Avenue
  Address
  New York, New York 10153

  212-310-8000
  Telephone Number

  September 14, 2008
  Date

* In a case in which section 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X /s/ Ian T. Lowitt
  Signature of Authorized Individual

  Ian T. Lowitt
  Printed Name of Authorized Individual

  Chief Financial Officer
  Title of Authorized Individual

  September 14, 2008
  Date

--------------------------------------------------------------------------------
Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding and that I am authorized to file this petition.

(Check only one box.)

|_| I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. Section 1515 are attached.


|_| Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. Section 110; (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. Subsection 110(b), 110(h), and 342(b); and (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.



  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social-Security Number (If the bankruptcy petition preparer is not an individual, state the Social-Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C Section 110.)


  Address


  X


  Date

  Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social-Security number is provided above.

  Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:

  If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. Section 110; 18 U.S.C. Section 156.


(page)


CERTIFICATE OF RESOLUTIONS

         I, Ian T. Lowitt, a duly authorized officer of Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), hereby certify that at a special meeting of the Board of Directors (the "Board") for the Company, duly called and held on September 14,2008, the following resolutions were adopted in accordance with the requirements of the Delaware General Corporation Law and that these resolutions have not been modified or rescinded and are still in full force and effect as of the current date.

        RESOLVED, that in the judgment of the Board, it is desirable and in the best interests of the Company, its creditors, employees, and other interested parties that a petition be filed by the Company seeking relief under the provisions of chapter 11 of title 11 ofthe United States Code (the "Bankruptcy Code").

        RESOLVED, that each of the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, and the Chief Operating Officer (each such officer or designee being an "Authorized Person" and all being the "Authorized Persons") are hereby authorized, empowered and directed, in the name, and on behalf of the Company, to execute and verify petitions and amendments thereto under chapter 11 of the Bankruptcy Code (the "Chapter 11 Case") and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of New York at such time or in such other jurisdiction as such Authorized Person executing the same shall determine.

        RESOLVED, that the law firm of Weil, Gotshal & Manges LLP is hereby engaged as attorneys for the Company under a general retainer in the Chapter 11 Case, subject to any requisite bankruptcy court approval.

        RESOLVED, that each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, and any employees or agents (including counsel) designated by or directed by any such officers, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to execute and file all petitions, schedules, motions, lists, applications, pleadings and other papers, and to take and perform any and all further acts and deeds which he or she deems necessary, proper or desirable in connection with the Chapter 11 Case, with a view to the successful prosecution of such case.

        RESOLVED, that each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to engage and retain all assistance by legal counsel, accountants, financial advisors, restructuring advisors, and other professionals in connection with the Chapter 11 Case, with a view to the successful prosecution of such case.

        RESOLVED, that each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, and any employees or agents (including counsel) designated by or directed by any such officers, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of


(page)


the Company, to cause the Company to enter into, execute deliver, certify, file and/or record, and perform such agreements, instruments, motions, affidavits, applications for approvals or ruling of governmental or regulatory authorities, certificates or other documents, and to take such other action as in the judgment of such person shall be or become necessary, proper, and desirable to effectuate a successful reorganization of the business of the Company.

         RESOLVED, that in connection with the Chapter 11 Case, each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized and empowered on behalf of and in the name of the Company, to negotiate, execute, deliver, and perform or cause the performance of any notes, guarantees, security agreements, other agreements, consents, certificates or instruments as such person considers necessary, appropriate, desirable, or advisable to effectuate borrowings or other financial arrangements, such determination to be evidenced by such execution or taking of such action.

         RESOLVED, each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, and any such actions heretofore taken by any of them are hereby ratified, confirmed and approved in all respects: (i) to negotiate, execute, deliver and/or file any and all of the agreements, documents and instruments referenced herein, and such other agreements, documents and instruments and assignments thereof as may be required or as such officers deem appropriate or advisable, or to cause the negotiation, execution and delivery thereof, in the name and on behalf of the Company, as the case may be, in such form and substance as such officers may approve, together with such changes and amendments to any of the terms and conditions thereof as such officers may approve, with the execution and delivery thereof on behalf of the Company by or at the direction of such officers to constitute evidence of such approval, (ii) to negotiate, execute, deliver and/or file, in the name and on behalf of the Company, any and all agreements, documents, certificates, consents, filings, and applications relating to the resolutions adopted and matters ratified or approved herein and the transactions contemplated thereby, and amendments and supplements to any of the foregoing, and to take such other action as may be required or as such officers deem appropriate or advisable in connection therewith, and (iii) to do such other things as may be required, or as may in their judgment be appropriate or advisable, in order to effectuate fully the resolutions adopted and matters ratified or approved herein and the consummation of the transactions contemplated hereby.


(page)


        RESOLVED, that, any and all past actions heretofore taken by officers of the Company in the name and on behalf of the Company in furtherance of any or all of the preceding resolutions be, and the same hereby are, ratified, confirmed, and approved.

IN WITNESS WHEREOF, I have set my hand this 14th day of September, 2008.


/s/ Ian T. Lowitt
------------------
Ian T. Lowitt
Chief Financial Officer, Controller and Executive Vice President


(page)



Schedule 1
30 Largest Unsecured Claims (Excluding Insiders)^1

        Pursuant to Local Bankruptcy Rule 1007-2(a)(4), the following lists the Debtors' thirty largest unsecured claims, on a consolidated basis, excluding claims of insiders as defined in 11 U.S.C. Section 101.

----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Citibank, N.A., as           Citibank, NA                    Bond Debt                     Approximately
  indenture trustee, and       399 Park Avenue                                               $138 billion
  The Bank of New York         New York, NY 10043
  Mellon Corporation           attn: Wafaa Orfy
  (with respect to the Euro    1-800-422-2066
  Medium Term Notes            212-816-5773
  only), as indenture          wafaa.m.orfy@citigroup.com
  trustee, under the
  Lehman Brothers              The Bank of New York
  Holdings Inc. Senior         One Canada Square
  Notes                        Canary Wharf, London E14
                               5AL
                               attn: Raymond Morison
                               44-207 -964-8800
                               Raymond.morison@bnymellon.com
----------------------------------------------------------------------------------------------------------------


1 The information herein shall not constitute an admission of liability by, nor is it binding on, the Debtors. All claims are subject to customary offsets, rebates, discounts, reconciliations, credits, and adjustments, which are not reflected on this schedule.

2 All claims are subject to reconciliations, credits, and adjustments, which are not reflected on this list.


(page)

----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  The Bank of New York         The Bank of New York           Bond Debt                      Approximately
  Mellon Corporation, as       Mellon Corporation                                            $12 billion
  indenture trustee under      101 Barclay Street
  the Lehman Brothers          New York, NY 10286
  Holdings Inc.                attn: Chris O'Mahoney
  Subordinated Debt            1-212-815-4107
                               1-212-815-4000 (fax)
                               Chris.omahoney@bnymellon.com

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  The Bank of New York         The Bank of New York           Bond Debt                      Approximately
  Mellon Corporation, as       Mellon Corporation                                            $5 billion
  indenture trustee under      101 Barclay Street
  the Lehman Brothers          New York, NY 10286
  Holdings Inc. Junior         attn: Chris O'Mahoney
  Subordinated Debt            1-212-815-4107
                               1-212-815-4000 (fax)
                               Chris.omahoney@bnymellon.com

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  AOZORA                       Koji Nomura                    Bank Loan                      $463,000,000
  1-3-1 Kudan-Minami,          Joint General Manager
  Chiyoda-ku, Tokyo, 102-      Financial Institutions Div.
  8660                         Aozora Bank, Ltd.
                               1-3-1 Kudan-Minami,
                               Chiyoda-ku, Tokyo, 102-
                               8660
                               Tel: 81-3-5212-9631
                               Fax: 81-3-3265-9810
                               k4.nomura@aozorabank.co.jp

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     Mizuho Corporate Bank,    Timothy White                  Bank Loan                      $289,000,000
  Ltd.                         Managing Director - Head of
  Global Syndicated            Originations
  Finance Division             Corporate and Investment
  1-3-3, Marunouchi,           Banking Department
  Chiyoda-ku                   1251 Avenue of the
  Tokyo, Japan 100-8210        Americas, 32nd Floor
                               New York, NY 10020-1104
                               212-282-3360
                               212-282-4487 (fax)
                               timothy.white@mizuhocbus.com

----------------------------------------------------------------------------------------------------------------


2

(page)


----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Citibank N.A. Hong           Michael Mauerstein             Bank Loan                       $275,000,000
  Kong Branch                  MD - FIG
  Financial Institutions       388 Greenwich Street
  Group Asia Pacific, 44/F     New York, NY 10013
  Citibank Tower, 3            212-816-3431
  Garden Rd, Central,
  Hong Kong
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  BNP Paribas                  Frank Sodano                   Bank Loan                       $250,000,000
  787 7th Avenue               BNP Paribas
  New York, NY 10019           787 7th Ave.
                               New York, NY 10019
                               212-841-2084
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Shinsei Bank Ltd.            Tetsuhiro Tomata               Bank Loan                       $231,000,000
  1-8, Uchisaiwaicho 2-        General Manager
  Chome                        Financial Institutions
  Chiyoda - Ku, Tokyo          Business Div. 2
  100-8501                     Shinsei Bank Ltd.
  Japan                        1-8, Uchisaiwaicho 2-Chome
                               Chiyoda - Ku, Tokyo 100-
                               8501, Japan
                               Tel: 81-3-5511-5377
                               Fax: 81-3-4560-2834
                               tetsuhiro.toomata@shinseibank.com

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  UFJ Bank Limited             Stephen Small                  Bank Loan                       $185,000,000
  2-7 -1 ,Marunouchi           Vice President
  Chiyoda-ku, TKY 100-         Head of Financial
  8388                         Institutions
  Japan                        Bank of Tokyo-Mitsubishi
                               UFJ Trust Company
                               1251 Avenue of the
                               Americas
                               New York, New York
                               10020-1104
                               212-782-4352
                               212-782-6445 (fax)
                               ssmall@us.mufg.jp





3

(page)



----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Sumitomo Mitsubishi          Yas Imai                        Bank Loan                     $177,000,000
  Banking Corp                 Senior Vice President
  13-6 Nihobashi-              Head of Financial
  Kodenma-Cho, Chuo-ku,        Institutions Group
  Tokyo, 103-0001              Sumitomo Mitsui Banking
                               Corporation
                               277 Park Avenue
                               New York, NY 10172
                               212-224-4031
                               fax: 2122244384
                               yasuhiko _imai@smbcgroup.com

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Svenska Hande1sbanken        Gail Doulgas                    Letter of                     $140,610,543
  153 E. 53rd St 37th Floor    212-326-2754                    Credit
  New York, NY 10022
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  KBC Bank                     Denis Graham                    Letter of                     $100,000,000
  125 W. 55th St.              212-258-9487                    Credit
  New York, NY 10019
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Mizuho Corporate Bank        Timothy White                   Bank Loan                     $93,000,000
  Ltd.                         Managing Director - Head of
  1-3-3, Marunouchi            Originations
  Chiyoda-ku, TKY 100-         Corporate and Investment
  8210                         Banking Department
  Japan                        1251 Avenue of the
                               Americas, 32nd Floor
                               New York, NY 10020-1104
                               212-282-3360
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Shinkin Central Bank         Shuji Yamada                    Bank Loan                     $93,000,000
  8-1, Kyobashi 3-Chome        Deputy General Manager
  Chuo-Ku, Tokyo 104-          Financial Institutions Dept.
  0031, Japan                  Shinkin Central Bank
                               3-7, Yaesu l-chome, Chuo-
                               Ku
                               Tokyo 104-0028, Japan
                               Tel: 81-3-5202-7679
                               Fax: 81-3-3278-7051
                               shuji.yamada@e-scb.co.jp




4

(page)



----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  The Bank of Nova Scotia      George Neofitidis               Bank Loan                       $93,000,000
  Singapore Branch             Director Financia
                               Institutions
  1 Raffles Quay #20-01        Group
  One Raffles Quay North       One Liberty Plaza, New
  Tower                        York
  Singapore 048583             New York 10006
                               212-225-5379
                               fax: 212-225-5254
                               george _neofitidis@scotiacapital.com

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Chuo Mitsui Trust &          Noriyuki Tsumura                Bank Loan                       $93,000,000
  Banking                      Chuo Mitsui Trust &
  3-33-1 Shiba, Minato-ku,     Banking
  Tokyo, 105-0014              3-33-1 Shiba, Minato-ku,
                               Tokyo, 105-0014
                               Tel: 81-3-5232-8953
                               Fax: 81-3-5232-8981
                               noriyuki _ tsumura@chuomitsui.jp

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Lloyds Bank                  Matthew Tuck                    Letter of                       $75,381,654
  1251 Avenue ofthe            212-930-8967                    Credit
  Americas, 39th Fl., P.O.     212-930-5098 (fax)
  Box 4873                     mtuck@lloydstsb-usa.com
  New York, NY 10163
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Hua Nan Commercial           Hua Nan Commercial Bank,        Bank Loan                       $59,000,000
  Bank,Ltd                     Ltd
  38 Chung-King South          38 Chung-King South Road
  Road Section 1               Section 1
  Taipei, Taiwan               Taipei, Taiwan
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Bank of China, New           William Warren Smith             Bank Loan                      $50,000,000
  York Branch                  Chief Loan Officer, Deputy
  410 Madison Avenue           General Manager
  New York, New York           Bank of China, New York
  10017                        Branch
  Attention: Chief Loan        410 Madison Avenue
  Officer                      New York, NY 10017
                               212-935-3101 ext 264
                               212-758-3824 (fax)
                               wsmith@bocusa.com
-----------------------------------------------------------------------------------------------------------------




5

(page)



----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Nippon Life Insurance        Takayuki Murai                  Bank Loan                      $46,000,000
  Co.                         Deputy General Manager
 1-6-6, Marunouchi,           Corporate Finance Dept. #1
 Chiyoda-ku, Tokyo, 100-      Nippon Life Insurance Co.
  8288                        1-6-6, Marunouchi, Chiyoda-
                              ku, Tokyo, 100-8288
                              Tel: 81-3-5533-9814
                              Fax: 81-3-5533-5208
                              murai24234@nissay.co.jp

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  ANZ Banking Group            Michael Ha1evi                 Bank Loan                      $44,000,000
  Limited,                     Director, Financial
  18th Floor Kyobo             Institutions
  Building                     ANZ Banking Group
  1 Chongro 1 Ku,              1177 Avenue of Americas
  Chongro Ka, Seoul            New York, NY 10036
  Korea                        212-801-9871
                               212-801-9715 (fax)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Standard Chartered Bank      Bill Hughes                    Bank Loan                      $41,000,000
  One Madison Avenue           SVP-FIG
  New York, NY 10010-          Standard Chartered Bank
  3603                         One Madison Avenue
                               New York, NY 10010 - 3603
                               212-667-0355
                               212-667-0273 (fax)
                               bill.hughes@us.standardchartered.com

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Standard Chartered Bank      Bill Hughes                    Letter of                      $36,114,000
  1 Madison Ave.               212-667-0355                   Credit
  New York, NY 10010           212-667-0251 (fax)
                               bill.hughes@us.standardchartered.com

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  First Commercial Bank        Jason C. Lee                   Bank Loan                      $25,000,000
  Co., Ltd, New York           Deputy General Manager
  Agency                       First Commercial Bank Co.,
  750 3rd Avenue,              Ltd, New York Agency
  34th floor                   34th floor, 750, 3rd Avenue,

  New York, NY 10017           New York, NY 10017
                               212-599-6868
                               212-599-6133 (fax)
                               i82240@firstbank.com.tw
-----------------------------------------------------------------------------------------------------------------



6


(page)


----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Bank of Taiwan, New          Eunice S.J. Yeh                Bank Loan                      $25,000,000
  York Agency                  Senior Vice President &
  100 Wall Street,             General Manager
  11th Floor                   100 Wall Street, 11th Floor

  New York, NY 10005           New York, NY 10005
                               212-968-0580
                               212-968-8370 (fax)
                               bankoftaiwan@botnya.com
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  DnB NOR Bank ASA             Rolf Nagel Dahl                Bank Loan                      $25,000,000
  Postal address: NO-0021,     SVP International Financial
  Oslo, Norway                 Institutions
  Office: Stranden 21,         Postal address: NO-0021,
  Aker Brygge                  Oslo, Norway
                               Office: Stranden 21, Aker
                               Brygge
                               Phone: 47 22 94 87 46
                               fax: 4722482984
                               rolfnagel.dahl@dnbnor.no
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Australia and New            Michael Ha1evi                 Bank Loan                      $25,000,000
  Zealand Banking Group        Director, Financial
  Limited,                     Institutions
  Melbourne Office             ANZ Banking Group
  Level 6, 100 Queen           1177 Avenue of Americas
  Street Victoria              New York, NY 10036
  Melbourne, VIC 3000          212-801-9871
  Australia                    212-801-9715 (fax)
                               Michael.Halevi@anz.com
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Australia National Bank      Michael Halevi                 Letter of                      $12,588,235
   1177 Avenue of the          212-801-9871                   Credit
  Americas, 6th Fl.
  New York, NY 10036
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  National Australia Bank      Rosemarie O'Canto              Letter of                      $10,294,163
  245 Park Ave. 28th, Fl.      212-916-3575                   Credit
  New York, NY 10167
-----------------------------------------------------------------------------------------------------------------




7

(page)


----------------------------------------------------------------------------------------------------------------
            (1)                            (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of July 2,
            code                  of employee, agent or          loan,       unliquidated,        2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^2       security)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  Taipei Fubon Bank, New       Sophia J.H. Jing               Bank Loan                      $10,000,000
  York Agency                  FVP & General Manager
  100 Wall Street,             Taipei Fubon Bank, New
  14th Floor                   York Agency
  NY, NY 10005                 100 Wall Street, 14th Floor,
  212 968 9888                 New York, NY 10005
                               212-968-9888
  Head Office: No. 36, Sec     212-968-9800
  3, Nanking, East Rd,         sophia.jing@fubonny.com
  Taipei, Taiwan

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


8

(page)


DECLARATION UNDER PENALTY OF PERJURY:

                 I, the undersigned authorized officer of Lehman Brothers

Holdings Inc., named as the debtor in this case (the "Debtor"), declare under penalty of perjury that I have read the foregoing list of creditors holding the thirty largest unsecured claims against the Debtor and that it is true and correct to the best of my information and belief.


 Dated: September 14, 2008

/s/ Ian T. Lowitt
Signature

By: Ian T. Lowitt

Title: Chief Financial Officer


(page)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------- X
In re                                    :   Chapter 11 Case No.
                                         :
LEHMAN BROTHERS HOLDINGS INC.             :    08-______(_)
                                         :
        Debtor.                          :
                                         :
---------------------------------------- X


LIST OF CREDITORS^1

        Contemporaneously herewith, the Debtor has filed a motion requesting a waiver of the requirement for filing a list of creditors pursuant to sections 105(a), 342(a), and 521(a)(1) of title 11 of the United States Code,
Rules 1007(a) and 2002(a), (f), and (1) of the Federal Rules of Bankruptcy Procedure, and Rule 1007-1 of the Local Bankruptcy Rules for the Southern District of New York, and General Orders M-133, M-137, M-138, and M-192 of the United States Bankruptcy Court for the Southern District of New York.
The Debtor proposes to furnish its list of creditors to a claims and noticing agent to be engaged by the Debtor.

        The list of creditors will contain only those creditors whose names and addresses were maintained in the Debtor's database or were otherwise ascertainable by the Debtor. The schedule of liabilities to be subsequently filed should be consulted for a list of the Debtor's creditors that is comprehensive and current as of the date of the commencement of this case.






1 The information herein shall not constitute an admission of liability by, nor is it binding on, the Debtor.


(page)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------- X
In re                                    :   Chapter 11 Case No.
                                         :
LEHMAN BROTHERS HOLDINGS INC.            :    08-______(_)
                                         :
        Debtor.                          :
                                         :
---------------------------------------- X


EXHIBIT "A" TO VOLUNTARY PETITION

        The Debtor has securities registered under Section 12 of the Securities and Exchange Act of 1934. The Debtor's SEC file number is 333-134553.

1. The following consolidated financial data is the latest available information and refers to the Debtor's condition as of May 31,2008.

        Total assets                                           $    639 billion

        Total debts (including debts listed in 2.c., below)    $    613 billion

a. Debt securities held by more than 500 holders




---------------------------------------------------------------------------------------------
                                                                          Approximate
                                                                          number of holders
---------------------------------------------------------------------------------------------
  secured  [_]   unsecured [X]     subordinated [_]         $110.553 billion     Greater than 500
---------------------------------------------------------------------------------------------
  secured  [_]   unsecured [X]     subordinated [X]         $12.625 billion      Greater than 500
---------------------------------------------------------------------------------------------
  secured  [_]   unsecured [X]     subordinated [X]         $5.004 billion       Greater than 500
---------------------------------------------------------------------------------------------
  secured  [_]   unsecured [_]     subordinated [_]
---------------------------------------------------------------------------------------------
                                           total:    $128.182 billion
---------------------------------------------------------------------------------------------


b.       Number of shares of preferred stock

1)       5.94% Cumulative Preferred Stock, Series C: up to 5.0 million
2)       5.67% Cumulative Preferred Stock, Series D: up to 4.0 million
3)       6.50% Cumulative Preferred Stock, Series F: up to 12.0 million
4)       Floating Rate Convertible Preferred Stock, Series G: up to 5.2 million
5) 7.95% Non-Convertible Perpetual Preferred Stock, Series J: up to 66.0 million
6)       6.375% Preferred Securities, Series K: up to 12.0 million
7)       6.375% Preferred Securities, Series L: up to 12.0 million
8)       6.00% Preferred Securities, Series M: up to 16 million
9)       6.24% Preferred Securities, Series N: up to 8 million
10) 7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series P: up to 4.0 million
11) 8.75% Non-Cumulative Mandatory Convertible Preferred Stock, Series Q: up to 2.0 million


c. Number of shares of common stock                  694,401,926(outstanding)^1

1 This number is as of June 30, 2008


(page)


2. Brief description of Debtor's business:

        The Debtor is a financial services company which, together with its direct and indirect subsidiaries, is the fourth largest investment bank in the United States, serving the financial needs of corporations, governments and municipalities, institutional clients and high net worth individuals worldwide with business activities organized in three segments: Capital Markets, Investment Banking, and Investment Management.

3. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of Debtor:

Beneficial Owner                                 Percentage of Outstanding
                                                       Common Stock

(1) AXA and related parties                                      7.25
(2) ClearBridge Advisors, LLC and related parties                6.33
(3) FMR LLC and related parties                                  5.87



(page)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------- X
In re                                    :   Chapter 11 Case No.
                                         :
LEHMAN BROTHERS HOLDINGS INC.            :    08-______(_)
                                         :
        Debtor.                          :
                                         :
---------------------------------------- X


EXHIBIT "C" TO VOLUNTARY PETITION

        1. Identify and briefly describe all real or personal property owned by or in possession of the debtor that, to the best of the debtor's knowledge, poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety (attach additional sheets if necessary):

        The Debtor does not believe it owns or possesses any real or personal property that poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety. To the extent the Debtor has an interest in such property, to the best of the Debtor's knowledge, the Debtor is in compliance with all applicable laws, including, without limitation, all environmental laws and regulations.

        2. With respect to each parcel of real property or item of personal property identified in question 1, describe the nature and location of the dangerous condition, whether environmental or otherwise, that poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety (attach additional sheets ifnecessary):

        The Debtor is not aware of any real or alleged dangerous conditions existing on or related to any real or personal property owned or possessed by the Debtor.